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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                          July 6, 2000 (July 6, 2000)


                                 AFFYMETRIX, INC
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                    0-28218                         77-0319159
------------------     ------------------------            --------------------
(State of              (Commission File Number)              (IRS Employer
incorporation)                                             Identification No.)



             3380 Central Expressway, Santa Clara, California     95051
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(Address of principal executive offices)                         (Zip Code)


                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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Items 1-4.

          Not Applicable.


Item 5.   OTHER EVENTS.

     Affymetrix, Inc. (the "Company") announced on July 6, 2000 that PE Corporation filed suit against the Company in the Federal District Court in Delaware based on several patents related to reagents the Company purchases from PE licensed vendors.

     The Company stated that it purchases its reagents from licensed vendors and, therefore, believes that it has meritorious defenses to the claims in this lawsuit.

     All statements in this report that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding the Company's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for the Company from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, uncertainties related to cost and pricing of the Company's products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not  Applicable.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Not Applicable.


Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.


Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.




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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.



                                    By: /s/ KENNETH NUSSBACHER
                                       -------------------------------------
                                       Name:  Kenneth Nussbacher
                                       Title: Executive Vice President





Date: July 6, 2000





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